Acquisitions	3 Months Ended	12 Months Ended
	Dec. 29, 2012	Sep. 29, 2012
Acquisitions
3.	Acquisitions

Stopaq®

In June 2012, the Company acquired 100% of the shares of Frans Nooren Beheer B.V. and its operating companies (“Stopaq”) for a purchase price of $65 million ($62 million, net of cash acquired). Stopaq is the inventor and manufacturer of patented visco-elastic technologies for use in corrosion prevention, sealing and insulation applications ranging from pipelines to subsea piles to rail and cable joints. The newly added business is operated in the Company’s Engineered Materials reporting segment. To finance the purchase, the Company used cash on hand and existing credit facilities. The Stopaq acquisition has been accounted for under the purchase method of accounting, and accordingly, the preliminary purchase price has been allocated to the identifiable assets and liabilities based on estimated fair values at the acquisition date. The Company has not finalized the purchase price allocation to the fair value on fixed assets, deferred income taxes, intangibles and is reviewing all the working capital acquired. The Company has recognized goodwill on this transaction as a result of expected synergies. A portion of the goodwill will not be deductible for tax purposes.

Prime Label

In October 2012, the Company acquired 100% of the shares of Prime Label and Screen Incorporated (“Prime Label”) for a purchase price of $20 million. Prime is a leader in specialty re-sealable labels, including a patented rigid lens closure system. The newly added business is operated in the Company’s Flexible Packaging reporting segment. To finance the purchase, the Company used cash on hand and existing credit facilities. The Prime Label acquisition has been accounted for under the purchase method of accounting, and accordingly, the preliminary purchase price has been allocated to the identifiable assets and liabilities based on estimated fair values at the acquisition date. The Company has not finalized the purchase price allocation to the fair value on fixed assets, deferred income taxes, intangibles and is reviewing all the working capital acquired. The Company has recognized goodwill on this transaction as a result of expected synergies. A portion of the goodwill will not be deductible for tax purposes.

2.	Acquisitions

The Company maintains a selective and disciplined acquisition strategy, which is focused on improving our long-term financial performance, enhancing our market positions, and expanding our product lines or, in some cases, providing us with a new or complementary product line. Most businesses we have acquired had profit margins that are lower than that of our existing business, which resulted in a temporary decrease in our margins. The Company has historically achieved significant reductions in manufacturing and overhead costs of acquired companies by introducing advanced manufacturing processes, exiting low-margin businesses or product lines, reducing headcount, rationalizing facilities and machinery, applying best practices and capitalizing on economies of scale. In connection with our acquisitions, we have in the past and may in the future incur charges related to these reductions and rationalizations.

The Company has a long history of acquiring and integrating companies. The Company has been able to achieve these synergies by eliminating duplicative costs and rationalizing facilities and integrating the production into the most efficient operating facility. While the expected benefits on earnings are estimated at the commencement of each transaction, once the execution of the plan and integration occur, the Company is generally unable to accurately estimate or track what the ultimate effects on future earnings have been due to systems integrations and movement of activities to multiple facilities. The historical business combinations have not allowed the Company to accurately separate realized synergies compared to what was initially identified during the due diligence phase of each acquisition.

Stopaq®

In June 2012, the Company acquired 100% of the shares of Frans Nooren Beheer B.V. and its operating companies (“Stopaq”) for a purchase price of $65 ($62, net of cash acquired). Stopaq is the inventor and manufacturer of patented visco-elastic technologies for use in corrosion prevention, sealing and insulation applications ranging from pipelines to subsea piles to rail and cable joints. The newly added business is operated in the Company’s Engineered Materials reporting segment. To finance the purchase, the Company used cash on hand and existing credit facilities. The Stopaq acquisition has been accounted for under the purchase method of accounting, and accordingly, the preliminary purchase price has been allocated to the identifiable assets and liabilities based on estimated fair values at the acquisition date. The Company has not finalized the purchase price allocation to the fair value on fixed assets, deferred income taxes, intangibles and is reviewing all the working capital acquired. The Company has recognized goodwill on this transaction as a result of expected synergies. A portion of the goodwill will not be deductible for tax purposes.

Rexam Specialty and Beverage Closures

In September 2011, the Company acquired 100% of the capital stock of Rexam Closures Kentucky Inc., Rexam Delta Inc., Rexam Closures LLC, Rexam Closure Systems LLC, Rexam de Mexico S. de R.L. de C.V., Rexam Singapore PTE Ltd., Rexam Participacoes Ltda. and Rexam Plasticos do Brasil Ltda. (collectively, “Rexam SBC”) pursuant to an Equity Purchase Agreement by and among Rexam Inc., Rexam Closures and Containers Inc., Rexam Closure Systems Inc., Rexam Plastic Packaging Inc., Rexam Brazil Closure Inc., Rexam Beverage Can South America S.A. and the Company. The aggregate purchase price was $351 ($340, net of cash acquired). Rexam SBC’s primary products include plastic closures, fitments and dispensing closure systems, and jars. The newly added business is operated in the Company’s Rigid Closed Top reporting segment. To finance the purchase, the Company used cash on hand and existing credit facilities. The Rexam SBC acquisition has been accounted for under the purchase method of accounting, and accordingly, the purchase price has been allocated to the identifiable assets and liabilities based on estimated fair values at the acquisition date.

The acquisition was accounted for as a business combination using the purchase method of accounting. The Company has recognized goodwill on this transaction as a result of expected synergies. A portion of the goodwill will not be deductible for tax purposes. The following table summarizes the allocation of purchase price:

Working capital	$80
Property and equipment	199
Intangible assets	43
Goodwill	60
Other long-term liabilities	(31)

Net assets acquired	$351

Pro forma net sales were $4,996 and $4,943 and unaudited pro forma net losses were $307 and $186 for fiscal 2011 and 2010, respectively. The pro forma net sales and net loss assume that the Rexam SBC and Pliant Corporation acquisition had occurred as of the beginning of the respective periods.

The pro forma information presented above is for informational purposes only and is not necessarily indicative of the operating results that would have occurred had the Rexam SBC acquisition been consummated at the beginning of the respective period, nor is it necessarily indicative of future operating results. Further, the information reflects only pro forma adjustments for additional interest expense, amortization and closing expenses, net of the applicable income tax effects.